UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2016

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Commercial Street, Sunnyvale, California	94086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.            Other Events.

On October 6, 2016, Viveve Medical, Inc. issued a press release announcing that the Viveve System has received 510(k) regulatory clearance from the U.S. Food and Drug Administration.  A copy of the press release is filed herewith as Exhibit 99..

Item 9.01.            Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2016	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated October 6, 2016